EXHIBIT 23.1
                                                                   ------------


                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Donegal Group Inc.:


We consent to the use of our reports incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus contained in the Registration Statement.



                                                   /s/ KPMG LLP


Philadelphia, Pennsylvania
April 12, 2002


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